Exhibit 99.B(g)(3)

FIRST AMENDMENT TO THE AMENDED AND RESTATED MULTI-TRUST CUSTODY AGREEMENT

THIS FIRST AMENDMENT dated as of the 10th day of September, 2013, to the Amended and Restated Multi-Trust Custody Agreement, dated as of June 14, 2013 (the “Agreement”), is entered into by and between each of SEI INSTITUTIONAL MANAGED TRUST, a Massachusetts business trust (“SIMT”), SEI INSTITUTIONAL INVESTMENTS TRUST, a Massachusetts business trust (“SIIT”), SEI DAILY INCOME TRUST, a Massachusetts business trust (“SDIT”), SEI ASSET ALLOCATION TRUST, a Massachusetts business trust (“SAAT”), SEI LIQUID ASSET TRUST, a Massachusetts business trust (“SLAT”), SEI TAX EXEMPT TRUST, a Massachusetts business trust (“STET”), and NEW COVENANT FUNDS, a Delaware statutory trust (“NCF”) (each a “Trust” and, collectively, the “Trusts”), severally and not jointly, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to add SEI Insurance Products Trust to the Agreement; and

WHEREAS, Article 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST	U.S. BANK NATIONAL ASSOCIATION
SEI LIQUID ASSET TRUST
SEI TAX EXEMPT TRUST
NEW COVENANT FUNDS
SEI INSURANCE PRODUCTS TRUST	By:	/s/ Michael R. McVoy

By:	/s/ Stephen G. MacRae	, on behalf of each of the above	Name: Michael R. McVoy
listed Trusts, severally and not jointly
Title: Senior Vice President
Name:	Stephen G. MacRae

Title:	Vice President

AMENDED EXHIBIT A

to the Multi-Trust Custody Agreement

Fund Names

Separate Series of the TRUSTS

SEI INSTITUTIONAL MANAGED TRUST
Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
U.S. Fixed Income Fund
High Yield Bond Fund
Real Return Fund
Multi-Strategy Alternative Fund
Prime Obligation Fund

SEI INSTITUTIONAL INVESTMENTS TRUST
Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
Extended Market Index Fund
Strategic U.S. Large Cap Equity Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Managed Volatility Fund
Opportunistic Income Fund (f/k/a Enhanced LIBOR Opportunities Fund)
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Corporate Bond Fund
Ultra Short Duration Bond Fund

AMENDED EXHIBIT A (continued)

to the Multi-Trust Custody Agreement

SEI DAILY INCOME TRUST
Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Ultra Short Duration Bond Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund

SEI ASSET ALLOCATION TRUST
Defensive Strategy Fund
Defensive Strategy Allocation Fund
Conservative Strategy Fund
Conservative Strategy Allocation Fund
Moderate Strategy Fund
Moderate Strategy Allocation Fund
Aggressive Strategy Fund
Tax-Managed Aggressive Strategy Fund
Core Market Strategy Fund
Core Market Strategy Allocation Fund
Market Growth Strategy Fund
Market Growth Strategy Allocation Fund

SEI LIQUID ASSET TRUST
Prime Obligation Fund

SEI TAX EXEMPT TRUST
Tax Free Fund
Institutional Tax Free Fund
Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Tax-Advantaged Income Fund

AMENDED EXHIBIT A (continued)

to the Multi-Trust Custody Agreement

NEW COVENANT FUNDS
New Covenant Income Fund
New Covenant Balanced Income Fund
New Covenant Balanced Growth Fund

SEI INSURANCE PRODUCTS TRUST
VP Defensive Strategy Fund
VP Conservative Strategy Fund
VP Moderate Strategy Fund
VP Market Plus Strategy Fund
VP Balanced Strategy Fund
VP Market Growth Strategy Fund

SEI INSURANCE PRODUCTS TRUST

Shareholder Communications Act Authorization

The Shareholder Communications Act of 1985 requires banks and trust companies to make an effort to permit direct communication between a company which issues securities and the shareholder who votes those securities.

Unless you specifically require us to NOT release your name and address to requesting companies, we are required by law to disclose your name and address.

Your “yes” or “no” to disclosure will apply to all securities U.S. Bank, N.A. holds for you now and in the future, unless you change your mind and notify us in writing.

☐ YES	U.S. Bank, N.A. is authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

☒ NO	U.S. Bank, N.A. is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

SEI INSURANCE PRODUCTS TRUST

By:	/s/ Stephen G. MacRae
Stephen G. MacRae

Title: Vice President

Date: September 10, 2013